Exhibit 99.1

NEWS RELEASE
One Park Place, Suite 700 ■ 621 Northwest 53rd Street ■ Boca Raton, Florida 33487 ■ www.geogroup.com
CR-09-33
THE GEO GROUP REPORTS THIRD QUARTER 2009 RESULTS
•	3Q GAAP Earnings Increased 24% to $19.3 Million — $0.37 EPS

•	3Q Pro-Forma Earnings Increased 15% to $19.9 Million — $0.38 EPS

•	Confirms 4Q Pro Forma EPS Guidance — $0.38 to $0.39 and Increases full-year pro forma EPS Guidance — $1.40 to $1.41
Boca Raton, Fla. – November 2, 2009 — The GEO Group (NYSE: GEO) (“GEO”) today reported third quarter 2009 financial results. GEO reported third quarter 2009 GAAP income from continuing operations of $19.3 million, or $0.37 per diluted share, compared to $15.5 million, or $0.30 per diluted share, in the third quarter of 2008. Third quarter 2009 pro forma income from continuing operations increased to $19.9 million, or $0.38 per diluted share, from pro forma income from continuing operations of $17.3 million, or $0.33 per diluted share, in the third quarter of 2008.
For the first nine months of 2009, GEO reported GAAP income from continuing operations of $50.8 million, or $0.98 per diluted share, compared to $41.2 million, or $0.80 per diluted share, for the first nine months of 2008. Pro forma income from continuing operations for the first nine months of 2009 increased to $52.8 million, or $1.02 per diluted share, from pro forma income from continuing operations of $45.7 million, or $0.88 per diluted share, for the first nine months of 2008.
George C. Zoley, Chairman and Chief Executive Officer of GEO, said: “Our strong third quarter earnings results and confirmed outlook for the fourth quarter continue to be driven by sound operational and financial results through our diversified business units. Our already strong balance sheet has been further strengthened by our recent refinancing transactions, and we are now well positioned to take advantage of the robust demand for correctional, detention, and residential treatment beds in our core market segments.”
Pro forma income from continuing operations excludes start-up/transition expenses, international bid and proposal costs, and other items as set forth in the table below, which presents a reconciliation of pro forma income from continuing operations to GAAP income from continuing operations for the third quarter and first nine months of 2009. Please see the section of this press release below entitled “Important Information on GEO’s Non-GAAP Financial Measures” for information on how GEO defines pro forma income from continuing operations.
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Contact:	Pablo E. Paez Director, Corporate Relations	(866) 301 4436

NEWS RELEASE
Table 1. Reconciliation of Pro Forma Income from Continuing Operations to GAAP Income from Continuing Operations

	13 Weeks Ended	13 Weeks Ended	39 Weeks Ended	39 Weeks Ended
(In thousands except per share data)	27-Sep-09	28-Sep-08	27-Sep-09	28-Sep-08
Income from continuing operations	$19,258	$15,497	$50,820	$41,237
Start-up/transition expenses, net of tax	634	1,769	1,708	4,224
International bid and proposal expenses, net of tax	—	51	306	246

Pro forma income from continuing operations	$19,892	$17,317	$52,834	$45,707

Diluted earnings per share
Income from Continuing Operations	$0.37	$0.30	$0.98	$0.80
Start-up/transition expenses, net of tax	0.01	0.03	0.03	0.08
International bid and proposal expenses, net of tax	—	—	0.01	—

Diluted pro forma earnings per share	$0.38	$0.33	$1.02	$0.88

Weighted average common shares outstanding-diluted	51,950	51,803	51,847	51,820
Business Segment Results
The following table presents a summary of GEO’s segment financial results for the third quarter and first nine months of 2009.
Table 2. Business Segment Results

	13 Weeks Ended	13 Weeks Ended	39 Weeks Ended	39 Weeks Ended
	27-Sep-09	28-Sep-08	27-Sep-09	28-Sep-08

Revenues
U.S. Corrections	$192,606	$177,930	$576,640	$520,029
International Services	36,668	33,896	92,217	102,927
GEO Care	27,722	28,794	84,185	89,063
Construction	37,869	13,485	77,263	74,534

	$294,865	$254,105	$830,305	$786,553

Operating Expenses
U.S. Corrections	$137,397	$129,645	$418,861	$381,863
International Services	34,477	31,058	85,539	93,809
GEO Care	24,635	25,180	74,104	78,380
Construction	37,899	13,369	77,088	74,222

	$234,408	$199,252	$655,592	$628,274

Depreciation & Amortization Expense
U.S. Corrections	$8,899	$8,542	$26,955	$24,918
International Services	376	415	1,039	1,201
GEO Care	341	372	1,068	1,404
Construction	—	—	—	—

	$9,616	$9,329	$29,062	$27,523

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Contact:	Pablo E. Paez Director, Corporate Relations	(866) 301 4436

NEWS RELEASE
Table 2. Business Segment Results (Continued)

	13 Weeks Ended	13 Weeks Ended	39 Weeks Ended	39 Weeks Ended
	27-Sep-09	28-Sep-08	27-Sep-09	28-Sep-08
Compensated Mandays
U.S. Corrections	3,584,062	3,325,492	10,708,144	9,794,737
International Services	548,821	525,161	1,599,143	1,575,482
GEO Care	133,094	133,048	400,032	408,869

	4,265,977	3,983,701	12,707,319	11,779,088

Revenue Producing Beds
U.S. Corrections	42,088	39,599	42,088	39,599
International Services	6,031	5,771	6,031	5,771
GEO Care	1,516	1,528	1,516	1,528

	49,635	46,898	49,635	46,898

Average Occupancy
U.S. Corrections	93.6%	96.0%	94.0%	95.9%
International Services	100.0%	100.0%	100.0%	100.0%
GEO Care	96.5%	100.0%	96.7%	100.0%

	94.5%	96.6%	94.8%	96.6%

Adjusted EBITDA
Third quarter 2009 Adjusted EBITDA increased to $46.7 million from $41.3 million in the third quarter of 2008. For the first nine months of 2009, Adjusted EBITDA increased to $130.7 million from $114.8 million for the first nine months of 2008. Please see the section of this press release below entitled “Important Information on GEO’s Non-GAAP Financial Measures” for information on how GEO defines Adjusted EBITDA. The following table presents a reconciliation from Adjusted EBITDA to GAAP Net income for the third quarter and first nine months of 2009.
Table 3. Reconciliation from Adjusted EBITDA to GAAP Net Income

	13 Weeks Ended	13 Weeks Ended	39 Weeks Ended	39 Weeks Ended
(In thousands)	27-Sep-09	28-Sep-08	27-Sep-09	28-Sep-08
Net income	$19,258	$15,859	$50,474	$42,465
Interest expense, net	5,309	5,431	16,978	16,087
Income tax provision	11,493	8,430	30,324	23,616
Depreciation and amortization	9,616	9,329	29,062	27,523

EBITDA	$45,676	$39,049	$126,838	$109,691

Adjustments, pre-tax
Discontinued operations, (income) loss	—	(710)	562	(2,103)
Start-up/transition expenses	1,034	2,844	2,785	6,829
International bid and proposal expenses	—	82	499	394

Adjusted EBITDA	$46,710	$41,265	$130,684	$114,811

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Contact:	Pablo E. Paez Director, Corporate Relations	(866) 301 4436

NEWS RELEASE
Adjusted Free Cash Flow
Adjusted Free Cash Flow for the third quarter of 2009 increased to $32.1 million from $25.3 million for the third quarter of 2008. For the first nine months of 2009, Adjusted Free Cash Flow increased to $87.3 million from $67.2 million for the first nine months of 2008. Please see the section of this press release below entitled “Important Information on GEO’s Non-GAAP Financial Measures” for information on how GEO defines Adjusted Free Cash Flow. The following table presents a reconciliation from Adjusted Free Cash Flow to GAAP income from continuing operations for the third quarter and first nine months of 2009.
Table 4. Reconciliation of Adjusted Free Cash Flow to GAAP Income from Continuing Operations

	13 Weeks Ended	13 Weeks Ended	39 Weeks Ended	39 Weeks Ended
(In thousands)	27-Sep-09	28-Sep-08	27-Sep-09	28-Sep-08
Income from Continuing Operations	$19,258	$15,497	$50,820	$41,237
Depreciation and Amortization	9,616	9,329	29,062	27,523
Income Tax Provision	11,493	8,430	30,324	23,616
Income Taxes Paid	(7,551)	(7,850)	(23,963)	(26,056)
Stock Based Compensation	976	1,103	3,357	2,906
Maintenance Capital Expenditures	(3,000)	(4,051)	(6,679)	(9,272)
Equity in Earnings of Affiliates, Net of Income Tax	(904)	(778)	(2,407)	(2,009)
Amortization of Debt Costs and Other Non-Cash Interest	1,167	720	3,471	2,055
Start-up/transition expenses	1,034	2,844	2,785	6,829
International bid and proposal expenses	—	82	499	394

Adjusted Free Cash Flow	$32,089	$25,326	$87,269	$67,223

Financial Guidance
GEO confirmed its financial guidance for the fourth quarter 2009. For the fourth quarter 2009, GEO expects total revenues to be in the range of $313 million to $318 million, including approximately $25 million in construction revenues, and earnings to be in a range of $0.38 to $0.39 per diluted share, excluding $0.08 per diluted share in a one-time, after-tax charge related to the early extinguishment of debt associated with the redemption of GEO’s $150 million, 8 1/4% senior unsecured notes due 2013 as well as $0.03 per diluted share in after-tax start-up/transition expenses.
For the full-year 2009, GEO expects total revenues to be in the range of $1.143 billion to $1.148 billion, including approximately $102 million in construction revenues, and GEO increased its earnings guidance to a pro forma range of $1.40 to $1.41 per diluted share, excluding $0.08 per diluted share in a one-time, after-tax charge related to the early extinguishment of debt associated with the redemption of GEO’s $150 million, 8 1/4% senior unsecured notes due 2013 as well as $0.07 per diluted share in after-tax start-up/transition expenses and international bid and proposal costs.
GEO’s guidance is based on a number of assumptions related to GEO’s business including the continued operation of GEO’s current contracts at projected occupancy levels and the activation of GEO’s announced projects under development as scheduled.
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Contact:	Pablo E. Paez Director, Corporate Relations	(866) 301 4436

NEWS RELEASE
Conference Call Information
GEO has scheduled a conference call and simultaneous webcast at 11:00 AM (Eastern Time) today to discuss GEO’s third quarter 2009 financial results as well as its progress and outlook. The call-in number for the U.S. is 1-866-804-6925 and the international call-in number is 1-857-350-1671. The participant pass-code for the conference call is 50426075. In addition, a live audio webcast of the conference call may be accessed on the Conference Calls/Webcasts section of GEO’s investor relations home page at www.geogroup.com. A replay of the audio webcast will be available on the website for one year. A telephonic replay of the conference call will be available until December 2, 2009 at 1-888-286-8010 (U.S.) and 1-617-801-6888 (International). The pass-code for the telephonic replay is 52882628. GEO will discuss Non-GAAP (“Pro Forma”) basis information on the conference call. A reconciliation from Non-GAAP (“Pro Forma”) basis information to GAAP basis results may be found on the Conference Calls/Webcasts section of GEO’s investor relations home page at www.geogroup.com.
About The GEO Group, Inc.
The GEO Group, Inc. (“GEO”) is a world leader in the delivery of correctional, detention, and residential treatment services to federal, state, and local government agencies around the globe. GEO offers a turnkey approach that includes design, construction, financing, and operations. GEO represents government clients in the United States, Australia, South Africa, and the United Kingdom. GEO’s worldwide operations include the management and/or ownership of 62 correctional and residential treatment facilities with a total design capacity of approximately 60,000 beds, including projects under development.
Important Information on GEO’s Non-GAAP Financial Measures
Pro forma income from continuing operations, Adjusted EBITDA, and Adjusted Free Cash Flow are non-GAAP financial measures. Pro forma income from continuing operations is defined as income from continuing operations excluding start-up/transition expenses, international bid and proposal expenses, and other items as set forth in Table 1 above. Adjusted EBITDA is defined as EBITDA excluding start-up/transition expenses, international bid and proposal expenses, and other items as set forth in Table 3 above. Adjusted Free Cash Flow is defined as income from continuing operations after giving effect to the items set forth in Table 4 above. A reconciliation of these non-GAAP measures to the most directly comparable GAAP measurements of these items is included above in Tables 1, 3, and 4, respectively. GEO believes that these financial measures are important operating measures that supplement discussion and analysis of GEO’s financial results derived in accordance with GAAP. These non-GAAP financial measures should be read in conjunction with GEO’s consolidated financial statements and related notes included in GEO’s filings with the Securities and Exchange Commission.
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Contact:	Pablo E. Paez	(866) 301 4436
Director, Corporate Relations

NEWS RELEASE
Safe-Harbor Statement
This press release contains forward-looking statements regarding future events and future performance of GEO that involve risks and uncertainties that could materially affect actual results, including statements regarding estimated earnings, revenues and costs and our ability to maintain growth and strengthen contract relationships. Factors that could cause actual results to vary from current expectations and forward-looking statements contained in this press release include, but are not limited to: (1) GEO’s ability to meet its financial guidance for 2009 given the various risks to which its business is exposed; (2) GEO’s ability to successfully pursue further growth and continue to enhance shareholder value; (3) GEO’s ability to access the capital markets in the future on satisfactory terms or at all; (4) risks associated with GEO’s ability to control operating costs associated with contract start-ups; (5) GEO’s ability to timely open facilities as planned, profitably manage such facilities and successfully integrate such facilities into GEO’s operations without substantial costs; (6) GEO’s ability to win management contracts for which it has submitted proposals and to retain existing management contracts; (7) GEO’s ability to obtain future financing on acceptable terms; (8) GEO’s ability to sustain company-wide occupancy rates at its facilities; and (9) other factors contained in GEO’s Securities and Exchange Commission filings, including the forms 10-K, 10-Q and 8-K reports.
Third quarter and first nine months 2009 financial tables to follow:

Contact:	Pablo E. Paez	(866) 301 4436
Director, Corporate Relations

NEWS RELEASE
THE GEO GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME
FOR THE THIRTEEN AND THIRTY-NINE WEEKS ENDED
SEPTEMBER 27, 2009 AND SEPTEMBER 28, 2008
(In thousands, except per share data)
(UNAUDITED)

	Thirteen Weeks Ended		Thirty-nine Weeks Ended
	September 27, 2009	September 28, 2008	September 27, 2009	September 28, 2008
Revenues	$294,865	$254,105	$830,305	$786,553
Operating expenses	234,408	199,252	655,592	628,274
Depreciation and amortization	9,616	9,329	29,062	27,523
General and administrative expenses	15,685	16,944	49,936	51,825

Operating income	35,156	28,580	95,715	78,931
Interest income	1,224	1,878	3,520	5,580
Interest expense	(6,533)	(7,309)	(20,498)	(21,667)

Income before income taxes, equity in earnings of affiliate and discontinued operations	29,847	23,149	78,737	62,844
Provision for income taxes	11,493	8,430	30,324	23,616
Equity in earnings of affiliate, net of income tax provision of $352, $276, $936 and $819	904	778	2,407	2,009

Income from continuing operations	19,258	15,497	50,820	41,237
Income (loss) from discontinued operations, net of tax provision (benefit) of $0, $348, $(216) and $875	—	362	(346)	1,228

Net income	$19,258	$15,859	$50,474	$42,465

Weighted-average common shares outstanding:
Basic	50,900	50,626	50,800	50,495

Diluted	51,950	51,803	51,847	51,820

Income per common share:
Basic:
Income from continuing operations	$0.38	$0.31	$1.00	$0.82
Income from discontinued operations	—	—	(0.01)	0.02

Net income per share-basic	$0.38	$0.31	$0.99	$0.84

Diluted:
Income from continuing operations	$0.37	$0.30	$0.98	$0.80
Income (loss) from discontinued operations	—	0.01	(0.01)	0.02

Net income per share-diluted	$0.37	$0.31	$0.97	$0.82

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Contact:	Pablo E. Paez	(866) 301 4436
Director, Corporate Relations

NEWS RELEASE
THE GEO GROUP, INC.
CONSOLIDATED BALANCE SHEETS
SEPTEMBER 27, 2009 AND DECEMBER 28, 2008
(In thousands, except share data)

	September 27, 2009	December 28, 2008
	(Unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$24,299	$31,655
Restricted cash	13,219	13,318
Accounts receivable, less allowance for doubtful accounts of $549 and $625	224,638	199,665
Deferred income tax asset, net	17,340	17,340
Other current assets	13,347	12,911
Current assets of discontinued operations	—	7,031

Total current assets	292,843	281,920

Restricted Cash	21,821	19,379
Property and Equipment, Net	969,218	878,616
Assets Held for Sale	4,348	4,348
Direct Finance Lease Receivable	36,822	31,195
Deferred Income Tax Assets, Net	4,417	4,417
Goodwill	22,339	22,202
Intangible Assets, Net	11,596	12,393
Other Non-Current Assets	37,688	33,942
Non-Current Assets of Discontinued Operations	—	209

	$1,401,092	$1,288,621

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$65,338	$56,143
Accrued payroll and related taxes	22,934	27,957
Accrued expenses	92,887	82,442
Current portion of capital lease obligations, long-term debt and non-recourse debt	19,186	17,925
Current liabilities of discontinued operations	—	1,459

Total current liabilities	200,345	185,926

Deferred Income Tax Liability	14	14
Other Non-Current Liabilities	33,155	28,876
Capital Lease Obligations	14,601	15,126
Long-Term Debt	408,579	378,448
Non-Recourse Debt	102,415	100,634
Total shareholders’ equity	641,983	579,597

	$1,401,092	$1,288,621

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Contact:	Pablo E. Paez	(866) 301 4436
Director, Corporate Relations